A Prospective, Randomized, Controlled, Multi-Center Pivotal
Human Clinical Trial to Evaluate the Safety and Effectiveness
of Augment™ Bone Graft as a Substitute for Autologous Bone

Christopher W. DiGiovanni, MD

Sheldon Lin, MD

Judith Baumhauer, MD

Timothy R. Daniels, MD

Alastair  S. Younger, MD

Mark A. Glazebrook, MD

John G. Anderson, MD

Johnny T.C. Lau, MD

Peter Evangelista, MD

DaVinci

Investigator Acknowledgement

Nick Abidi

David Amirault

Eric Anctil

Jorge Acevedo

Robert Anderson

Donald Bohay

Wayne Berberian

Gregory Berlet

Christopher Bibbo

Bradley Brainard

Bruce Cohen

W. Hodges Davis

Jonathan Deland

Hugh Dougall

Jim DeOrio

Keith Donatto

Karl-Andre LaLonde

Ian Le

Thomas Lee

David Levine

Thomas Limbird

Richard Marks

John Maskill

Andrew Murphy

Steve Neufeld

Christopher Nicholson

James Nunley

William Obremskey

Martin O’Malley

Javid Parvis

Murray Penner

Terry Philbin

Mark Easley

Frankl Ebert

Andrew Elliott

Sam Flemister

Wm Granberry

Justin Greisberg

Steve Haddad

Christopher Hyer

Tony Hinz

Osarentin Idusuyi

Susan Ishikawa

Juha Jaakkola

Carroll Jones

Paul Juliano

David Katcherian

John Kennedy

Mickey Pinzur

Steve Raikin

Gr. Richardson

D. Richardson

Robt Rochman

Iain Russell

Lew Schon

James Sferra

Naomi Shields

RJ Sullivan

Michael Swords

Brian Thomson

Marc Tressler

Jaime Yun

Troy Watson

Kevin Wing

Study Background

FUSION well accepted Rx for severe arthritis of hindfoot/ankle

Conservatively, @ 10% incidence of delayed/non-union

    rates: smokers, revisions, post-traumatics, AVN, co-morbidities

Autologous Bone Graft is frequently used in these fusions

             Frey et al 1994, Easley et al 2000, Myerson et al  2000, Thordarson et al 2003, Haddad et al 2007

Are We Satisfied With Autograft?

Autograft Augmentation does work, BUT

Historical results ‘good’…certainly not great

Incur donor site pain and morbidity

Can add OR/recovery/anaesthesia time

How good is it, really?   Variable quality and biologic activity

                                                                                         Limited supply

                                                                                         Cost

Why stand still?  Promising Alternatives

Synthetics, Allografts

MSC technology, Platelet Gels

Growth Factors (eg. rhBMP, rhPDGF)

Augment™ Bone Graft
(rhPDGF-BB + ß-TCP)

Recombinant PDGF (rhPDGF-BB):

FDA approved for tissue regeneration applications

                       periodontal bone defects (GEM 21S®)

                       diabetic foot ulcers  (Regranex™)

Previously evaluated as bone graft substitute

                      pilot studies: foot/ankle, wrist

Most recently: Augment™ Bone Graft studied in

             pivotal clinical trial vs. ABG during hindfoot/ankle fusion

Augment™ North American Pivotal Trial

434 Randomized Patients, 37 centers (US/CAN)

Level I, Prospective, RCT

HYPOTHESIS:  Augment ™ is non-inferior to ABG when used as a healing adjunct during hindfoot and ankle fusion surgery

1° ENDPOINT: % patients fused by CT scan at 6 mos, as evaluated by blinded radiologist review (fusion defined as = 50% osseous bridging)

2° ENDPOINTS:    Safety: AEs, SAEs, Surgical Complications

                                                                          Efficacy: XR union, Clinical ‘healing’, Composite success,
                                                                                              Delayed/Non-Union, Pain with WB, Graft site pain,
                                                                                              AOFAS Score, FFI Score, SF-12

Study Protocol

2:1 randomization,  Augment ™: Autogenous

Autograft site @ surgeon discretion (IC, Gerdy’s, distal tib, calc)

Std joint preparation, ORIF using ≤ 3 screws/joint

Post-op immobilization for 12 wks, NWB first 6 wk

Standardized, high definition CT data

Independent CT evaluation:  9, 16, 24, 36 wks

Clinical assessment: pain, QOL, functional outcomes, (XRs):
                                                          1-3, 6, 9, 12, 16, 24, 36 and 52 wks

Serum screening for Ab formation:  all pts (pre and post surgery)

Non-inferiority statistical analysis

STUDY SUMMARY

Substantial percentage of study patients (75%) had one or more risk factors for poor healing (e.g. Diabetes, Smoking, Obesity, Prior Surgery)

Rigorous CT scan assessment as the 1° endpoint for bone healing

Results for radiologic, clinical, and functional assessments demonstrated comparability to both autograft as well as published studies on hindfoot/ankle fusion

Augment™ Bone Graft (rhPDGF –BB/ß-TCP) is a safe and effective alternative to autograft

Patient Disposition and Evaluability

Screened Population

n=457 (456*)

*Less one subject screened twice

Randomized Population

n=435

ITT Population

n=434

Augment (285)/Autologous (149)

mITT Population

n=397

Augment (260)/Autologous (137)

Not randomized

n=21

Not randomized

prior to treatment

n=1

Excluded from mITT

n=17

Augment (12)/Autologous (5)

Safety Population

(Treated), n=414

Augment (272)/Autologous (142)

Not treated

n=20

Augment (13)/Autologous (7)

Demographics

All Patients

n= 434

Augment™

n= 285

Autograft

n=149

Sex (M/F)

49.8% / 49.1%

46.3% / 52.3%

56.4% / 43.0%

Age (Mean)

56.6 years

56.2 years

57.5 years

BMI (Mean)

30.8

30.7

31.1

Diagnosis

    Post Traumatic OA

48.2%

48.8%

47.0%

    Primary Arthritis

34.3%

32.6%

37.6%

    Rheumatoid

6.7%

8.4%

3.4%

    Other

9.7%

8.8%

11.4%

Risk Factors

    Obesity (BMI>30)

48.4%

46.3%

52.3%

    Smoking History

24.2%

24.9%

22.8%

    Prior Surgery

23.3%

22.8%

24.2%

    Diabetes

12.0%

11.2%

13.4%

Clinical Example, Ankle

Radiographic Assessment

CT Assessment

Example, Foot

13

6 mos CT
Assessment

14

Augment

(rhPDGF-BB/ß-TCP)

Autograft

Significance

P-value
(non-
inferiority)

Subjects

260

137

-

-

Joints

394

203

-

-

CT Fusion Rate ( 1º endpoint)

     Full complement of joints

61.2%

62.0%

ND

0.038

     All joints

66.5%

62.6%

ND

<0.001

Radiographic Fusion (3 aspects)

     Full complement of joints

30.8%

32.8%

-

0.054

     All joints

38.3%

37.9%

ND

0.007

Radiographic Fusion (2 aspects)

     Full complement of joints

60.8%

66.4%

-

0.194

     All joints

67.5%

70.9%

ND

0.049

Results @ 6 months: Radiographic Endpoints

Augment

(rhPDGF-BB/ß-TCP)

Autograft

Significance

P-value
(non-
inferiority)

Subjects

260

137

-

-

Joints

394

203

-

-

Clinically Healed (PI Assess)

83.1%

83.9%

ND

0.010

XR, Full Complement

82.3%

83.2%

ND

0.011

XR, All Joints

83.5%

83.3%

ND

<0.001

Delayed Union/Nonunion

8.8%

10.2%

ND

0.008

Composite Success

66.9%

66.4%

ND

0.017

Clinical Success

74.6%

78.1%

-

0.071

Therapeutic Failure

9.2%

10.9%

ND

<0.001

Results @ 6 months: Clinical Endpoints

Augment

(rhPDGF-BB/ß-TCP)

Autograft

Significance

P-value

(non-
inferiority)

Subjects

260

137

-

-

SF-12 (Mean PCS)

39.9

41.1

ND

<0.001

Foot Fusion Index (Mean Total)

27.4

22.3

ND

0.012

AOFAS Ankle-Hindfoot Scale

73.9

75.9

ND

<0.001

VAS Pain Scores

Fusion Site

18.9

16.5

ND

0.001

Weight Bearing

23.5

19.3

ND

0.016

Graft Site

N/A

8.1

<0.001

<0.001

Results @ 6 months: Functional/Pain Endpoints

Literature Comparison

Effectiveness Endpoint

Study Population

Literature
Reported
Rates

Augment™

Autograft

(control)

CT Fusion Rate

    (6 months)

61.2%

62.0%

64%1

Nonunion/Delayed Union

8.8%

10.2%

10%2

16%3

41%4

AOFAS Hindfoot/Ankle
Overall Score

73.9

75.9

70.03

75.62

1.      Coughlin MJ et al, Comparison of Radiographs and CT Scans in the Prospective Evaluation of the Fusion of Hindfoot Arthrodesis.  Foot Ankle Int 2006,; 27(10): 780-7.

2.      Haddad SL et al, Intermediate and Long-Term Outcomes of Total Ankle Arthroplasty and Ankle Arthrodesis: A Systematic Review of the Literature.
          J Bone Joint Surg Am 2007; 89: 1899-905.

3.      Easley M et al, Isolated Subtalar Arthrodesis, JBJS 2000; 82-A(5): 613-624.

4.      Frey C, Halikus N, Vu-Rose T, Ebramzadeh, E: A Review of Ankle Arthrodesis: Predisposing Factors to Nonunion, FAI 1994; 15(11):581-584.

Augment

(rhPDGF-BB/ß-TCP)

Autograft

P-value

(Fisher Exact
Test)

Subjects

272

142

Pre-Tx Signs and Symptoms

3.7%

2.8%

0.779

Tx Emergent Adverse Events (TEAE)

72.4%

70.4%

0.730

Serious TEAE

7.7%

14.1%

0.055

Complications (Overall)

33.5%

38.0%

0.386

Complications (Surgically Related)

23.5%

29.6%

0.193

Complications (Serious)

4.4%

6.3%

0.480

Complications (Serious, Surgical)

4.0%

6.3%

0.337

Infections

7.7%

9.9%

0.462

Results @ 6 months: Safety Outcomes

Results Summary: Statistically Significant Non-Inferiority

Primary Endpoint:

CT Fusion Rate, Full Complement of Joints

CT Fusion Rate, All Joints

Secondary Endpoints:

XR union (3 aspects) for all joints

XR union (2 aspects) for all joints

Clinical healing: full comp/all joints

Non-Union/Delayed Union

Therapeutic Failure Rate

Composite Success Rate

SF-12 mean PCS

FFI mean total score

AOFAS mean total score

BIOMIMETIC THERAPEUTICS

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Perspective on Autograft Morbidity

Safety benefits trended in favor of Augment ™ group

Serious treatment emergent adverse events

Complication rates

Surgical complications

Infection (including one serious infection at ABG harvest site)

Augment ™ Bone Graft treated pts had no harvest site morbidity

55% ABG group @ wk 24 reported some pain at graft harvest site

12%       clinically significant pain

Discussion

In trying to improve upon the many challenges of bone healing, we need to pay more attention to basic bone biology

Currently there are few alternatives that have been shown to be equivalent to autograft in large, randomized controlled trials — and none that are indicated for use in the foot and ankle

There remains an existing need to eliminate morbidity associated with autograft harvest

The results of this study establish Augment™ Bone Graft as a safe and effective alternative to autograft for ankle and hindfoot fusion surgery

Study Context

This study represents

Largest prospective RCT ever performed in the subspecialty of Foot and Ankle

First to use rigorous, independent, CT analysis as the 1° endpoint

Thanks to many people, and many AOFAS members

Sufficiently powered to test the hypothesis of non-inferiority to autograft

The results for plain XR healing, clinical assessment, and delayed/non-union are comparable to published studies on hindfoot and ankle fusion

Even with these data, a substantial percentage of study patients (75%) had one or more risk factors for poor healing

Osseous Bridging on CT as a Predictor of Clinical Healing

Osseous bridging =50% a strong predictor of clinical success

96% of patients with =50% osseous bridging on CT scan achieved successful clinical healing (per investigator)

Failure to achieve =50% osseous bridging doesn’t necessarily imply clinical failure

61% of patients with <50% osseous bridging on CT scan achieved successful clinical healing (per investigator)

50% osseous bridging is a rigorous, sensitive, and
specific predictor of clinical healing

CONCLUSIONS

Augment ™ Bone Graft demonstrated statistical significance for non-inferiority to autograft

Primary radiologic endpoint (CT fusion rate)

Key secondary clinical functional, & pain endpoints

Augment ™ patients experienced fewer adverse events &
complications

Radiologic, clinical, and functional assessments demonstrated comparability to ABG and historic hindfoot/ankle fusion data

The results of this study establish Augment™ Bone Graft as a safe and effective alternative to autograft